1993 REVISED ICP GUIDELINES

     TARGETS AWARD AMOUNTS

     Salary Grade   Gainsharing Participant       Target as a %
                                                  of Base Salary

     27 - 28             N                        60%
     23 - 26             N                        45%
     20 - 22             N                        35 - 40%
     16 - 19             N                        25 - 30%
     16 - 19             Y                        20 - 25%
     13 - 15             N                        15 - 20%
     13 - 15             Y                        10 - 17.5%

     AWARD OPPORTUNITY

     0 - 200% OF TARGET AWARD

     RESERVE POOL

     Amounts earned in excess of 200% shall be placed in a pool to be allocated at the Committee's discretion.

     PERFORMANCE PERIOD

     The Company's financial year January 1 through December 31.

     PERFORMANCE EVALUATION COMPONENTS

                              Corporate Business Unit  Individual
     Corporate Level Participants  50%       0%             50%
     Division Level Participants   20%       40%            40%

     PERFORMANCE MEASURES
     Corporate:               SEE ATTACHED TABLES "A" & "B"

     Business Unit:           SEE ATTACHED TABLE "C"

     Individual:              Measures defined in current
                              performance management system, being
                              both quantitative and subjective.

                              Standards set by Chief Executive
                              Officer; performance evaluations
                              subject to his review.


     OUTSTANDING ACHIEVEMENT AWARDS

     Set aside 10% of the total bonus funding to reward a small number of outstanding performers at the discretion of the Chief Executive Officer.

     PAYMENT OF AWARDS

     Awards will be paid within (60) days following the end of the plan year.

     ADJUSTMENTS

     The Committee may adjust

               The target pool to reflect the addition of participants to the plan

               Performance results to reflect the impact of unbudgeted acquisitions/divestitures and unusual or extraordinary items.


 TABLES A AND B

Performance Evaluation Components
                                                       Performance
Measures
                         Corporate     Business Unit     Individual
Corporate Level Part.       50%              0%              50%
Division Level Part.        30%             30%              40%


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Performance Measures - Business Unit

                         PERCENT OF AT-TARGET BONUS POOL ACHIEVED

MEASURE        WEIGHT   ACCEPTABLY     TARGET        EXCEPTIONALLY
                        BELOW TARGET   PERFORMANCE   ABOVE TARGET

P & L COST      40.0%      20.0%          40.0%          80.0%
Productivity    40.0%      20.0%          40.0%          80.0%
Operating Cash
     Flow       20.0%      10.0%          20.0%          40.0%

TOTAL:                     50.0%         100.0%         200.0%


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Magma Metals Company

                         PERCENT OF AT-TARGET BONUS POOL ACHIEVED

MEASURE        WEIGHT   ACCEPTABLY     TARGET        EXCEPTIONALLY
                        BELOW TARGET   PERFORMANCE   ABOVE TARGET
P & L COST      30.0%      15.0%          30.0%          60.0%
Operating Cash
     Flow       70.0%      35.0%          70.0%         140.0%

TOTAL:                     50.0%         100.0%          200.0%



 TABLE C



                                 AFTER-TAX CASH FLOW


             1.20                71.5  107.3  143.0   178.8   214.5
             1.10                55.9   83.8  111.7   139.6   167.6
Copper Price 1.00 (Forecast) (1) 40.8   61.2   81.6   102.0   122.4
             0.96 (Budget)       34.1   51.1   68.1    85.1   102.2
             0.90                24.6   36.8   49.1    61.4    73.7
             0.80                08.9   13.4   17.8    22.3    26.7
                                  50%    75%   100%    125%    150%
                               |------------| |-----|  |----------|
                                BELOW TARGET  TARGET   ABOVE TARGET
                                PERFORMANCE   PERF.     PERFORMANCE